UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected twelve directors (Cheryl K. Beebe, Bruce M. Bodine, Gregory L. Ebel, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzenko, Sonya C. Little, David T. Seaton, Kathleen M. Shanahan, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring at the next annual meeting of stockholders in 2027 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2026; and (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”).
The votes cast with respect to each director elected for a term of one year expiring in 2027 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	233,871,564	5,141,511	466,292	30,247,475
Bruce M. Bodine	237,384,105	1,811,300	283,962	30,247,475
Gregory L. Ebel	229,369,797	9,803,862	305,708	30,247,475
Timothy S. Gitzel	228,672,894	10,520,396	286,077	30,247,475
Emery N. Koenig	232,663,737	6,552,727	262,903	30,247,475
Jody L. Kuzenko	237,392,780	1,802,221	284,366	30,247,475
Sonya C. LIttle	238,321,159	862,375	295,833	30,247,475
David T. Seaton	234,696,659	4,473,062	309,646	30,247,475
Kathleen M. Shanahan	238,341,139	848,208	290,020	30,247,475
João Roberto Gonçalves Teixeira	238,213,867	982,289	283,211	30,247,475
Gretchen H. Watkins	237,636,512	1,566,639	276,216	30,247,475
Kelvin R. Westbrook	232,037,111	7,190,014	252,242	30,247,475
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2026 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
263,175,342	6,331,482	220,018	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
230,216,606	8,793,975	468,786	30,247,475

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 29, 2026	By:	/s/ Philip E. Bauer
	Name:	Philip E. Bauer
	Title:	Senior Vice President, General Counsel
and Corporate Secretary